CONTINGENT LIABILITIES AND COMMITMENTS	12 Months Ended
Dec. 31, 2017
Disclosure of commitments and contingent liabilities [text block] [Abstract]
Disclosure of commitments and contingent liabilities [text block]

NOTE 47: CONTINGENT LIABILITIES AND COMMITMENTS

Interchange fees

With respect to multi-lateral interchange fees (MIFs), the Group is not directly involved in the ongoing investigations and litigation (as described below) which involve card schemes such as Visa and MasterCard. However, the Group is a member of Visa and MasterCard and other card schemes.

–	The European Commission continues to pursue competition investigations against MasterCard and Visa probing, amongst other things, MIFs paid in respect of cards issued outside the EEA.

–	Litigation brought by retailers continues in the English Courts against both Visa and MasterCard.

–	Any ultimate impact on the Group of the above investigations and litigation against Visa and MasterCard remains uncertain at this time.

Visa Inc completed its acquisition of Visa Europe on 21 June 2016. As part of this transaction, the Group and certain other UK banks also entered into a Loss Sharing Agreement (LSA) with Visa Inc, which clarifies the allocation of liabilities between the parties should the litigation referred to above result in Visa Inc being liable for damages payable by Visa Europe. The maximum amount of liability to which the Group may be subject under the LSA is capped at the cash consideration which was received by the Group at completion. Visa Inc may also have recourse to a general indemnity, previously in place under Visa Europe’s Operating Regulations, for damages claims concerning inter or intra-regional MIF setting activities.

LIBOR and other trading rates

In July 2014, the Group announced that it had reached settlements totalling £217 million (at 30 June 2014 exchange rates) to resolve with UK and US federal authorities legacy issues regarding the manipulation several years ago of Group companies’ submissions to the British Bankers’ Association (BBA) London Interbank Offered Rate (LIBOR) and Sterling Repo Rate. The Group continues to cooperate with various other government and regulatory authorities, including the Serious Fraud Office, the Swiss Competition Commission, and a number of US State Attorneys General, in conjunction with their investigations into submissions made by panel members to the bodies that set LIBOR and various other interbank offered rates.

Certain Group companies, together with other panel banks, have also been named as defendants in private lawsuits, including purported class action suits, in the US in connection with their roles as panel banks contributing to the setting of US Dollar, Japanese Yen and Sterling LIBOR and the Australian BBSW Reference Rate. Certain of the plaintiffs’ claims, including those in connection with USD and JPY LIBOR, have been dismissed by the US Federal Court for Southern District of New York, and decisions are awaited on the Group’s motions to dismiss the Sterling LIBOR and BBSW claims. The decisions leading to the Group’s dismissal from the USD LIBOR claims are subject to two appeals; the first took place on 25 September 2017 and a decision is expected in the first quarter of 2018, and the second is expected to take place in the first half of 2018. The decisions leading to the Group’s dismissal from the JPY LIBOR claims are not presently subject to appeal.

Certain Group companies are also named as defendants in: (i) UK based claims; and (ii) in a Dutch class action, each raising LIBOR manipulation allegations. A number of the claims against the Group in relation to the alleged mis-sale of Interest Rate Hedging Products also include allegations of LIBOR manipulation.

It is currently not possible to predict the scope and ultimate outcome on the Group of the various outstanding regulatory investigations not encompassed by the settlements, any private lawsuits or any related challenges to the interpretation or validity of any of the Group’s contractual arrangements, including their timing and scale.

UK shareholder litigation

In August 2014, the Group and a number of former directors were named as defendants in a claim by a number of claimants who held shares in Lloyds TSB Group plc (LTSB) prior to the acquisition of HBOS plc, alleging breaches of duties in relation to information provided to shareholders in connection with the acquisition and the recapitalisation of LTSB. The defendants refute all claims made. A trial commenced in the English High Court on 18 October 2017 and is scheduled to conclude in the first quarter of 2018 with judgment to follow. It is currently not possible to determine the ultimate impact on the Group (if any).

Financial Services Compensation Scheme

Following the default of a number of deposit takers in 2008, the Financial Services Compensation Scheme (FSCS) borrowed funds from HM Treasury to meet the compensation costs for customers of those firms. In June 2017, the FSCS announced that following the sale of certain Bradford & Bingley mortgage assets, the principal balance outstanding on the HM Treasury loan was £4,678 million (31 December 2016: £15,655 million). Although it is anticipated that the substantial majority of this loan will be repaid from funds the FSCS receives from asset sales, surplus cash flow or other recoveries in relation to the assets of the firms that defaulted, any shortfall will be funded by deposit-taking participants, including the Group, of the FSCS. The amount of future levies payable by the Group depends on a number of factors, principally, the amounts recovered by the FSCS from asset sales.

Tax authorities

The Group has an open matter in relation to a claim for group relief of losses incurred in its former Irish banking subsidiary, which ceased trading on 31 December 2010. In 2013 HMRC informed the Group that their interpretation of the UK rules which allow the offset of such losses denies the claim. If HMRC’s position is found to be correct management estimate that this would result in an increase in current tax liabilities of approximately £650 million (including interest) and a reduction in the Group’s deferred tax asset of approximately £350 million. The Group does not agree with HMRC’s position and, having taken appropriate advice, does not consider that this is a case where additional tax will ultimately fall due. There are a number of other open matters on which the Group is in discussion with HMRC (including the tax treatment of certain costs arising from the divestment of TSB Banking Group plc), none of which is expected to have a material impact on the financial position of the Group.

Residential mortgage repossessions

In August 2014, the Northern Ireland High Court handed down judgment in favour of the borrowers in relation to three residential mortgage test cases concerning certain aspects of the Group’s practice with respect to the recalculation of contractual monthly instalments of customers in arrears. The FCA is actively engaged with the industry in relation to these considerations and has published Guidance on the treatment of customers with mortgage payment shortfalls. The Guidance covers remediation for mortgage customers who may have been affected by the way firms calculate these customers’ monthly mortgage instalments. The Group is now determining its detailed approach to implementation of the Guidance and will contact affected customers during 2018.

Mortgage arrears handling activities

On 26 May 2016, the Group was informed that an enforcement team at the FCA had commenced an investigation in connection with the Group’s mortgage arrears handling activities. This investigation is ongoing and it is currently not possible to make a reliable assessment of the liability, if any, that may result from the investigation.

Other legal actions and regulatory matters

In addition, during the ordinary course of business the Group is subject to other complaints and threatened or actual legal proceedings (including class or group action claims) brought by or on behalf of current or former employees, customers, investors or other third parties, as well as legal and regulatory reviews, challenges, investigations and enforcement actions, both in the UK and overseas. All such material matters are periodically reassessed, with the assistance of external professional advisers where appropriate, to determine the likelihood of the Group incurring a liability. In those instances where it is concluded that it is more likely than not that a payment will be made, a provision is established to management’s best estimate of the amount required at the relevant balance sheet date. In some cases it will not be possible to form a view, for example because the facts are unclear or because further time is needed properly to assess the merits of the case, and no provisions are held in relation to such matters. In these circumstances, specific disclosure in relation to a contingent liability will be made where material. However the Group does not currently expect the final outcome of any such case to have a material adverse effect on its financial position, operations or cash flows.

	2017 £m	2016 £m
Contingent liabilities
Acceptances and endorsements	71	21
Other:
Other items serving as direct credit substitutes	740	779
Performance bonds and other transaction-related contingencies	2,300	2,237
	3,040	3,016
Total contingent liabilities	3,111	3,037

The contingent liabilities of the Group arise in the normal course of its banking business and it is not practicable to quantify their future financial effect.

	2017 £m	2016 £m
Commitments
Forward asset purchases and forward deposits placed	384	648
Undrawn formal standby facilities, credit lines and other commitments to lend:
Less than 1 year original maturity:
Mortgage offers made	11,156	10,749
Other commitments	81,883	62,697
	93,039	73,446
1 year or over original maturity	36,386	40,074
Total commitments	129,809	114,168

Of the amounts shown above in respect of undrawn formal standby facilities, credit lines and other commitments to lend, £60,126 million (2016: £63,203 million) was irrevocable.

Operating lease commitments

Where a Group company is the lessee the future minimum lease payments under non-cancellable premises operating leases are as follows:

	2017 £m	2016 £m
Not later than 1 year	275	264
Later than 1 year and not later than 5 years	845	855
Later than 5 years	934	944
Total operating lease commitments	2,054	2,063

Operating lease payments represent rental payable by the Group for certain of its properties. Some of these operating lease arrangements have renewal options and rent escalation clauses, although the effect of these is not material. No arrangements have been entered into for contingent rental payments.

Capital commitments

Excluding commitments in respect of investment property (note 26), capital expenditure contracted but not provided for at 31 December 2017 amounted to £444 million (2016: £543 million). Of this amount, £440 million (2016: £541 million) related to assets to be leased to customers under operating leases. The Group’s management is confident that future net revenues and funding will be sufficient to cover these commitments.